Concentration of credit risks	12 Months Ended
Dec. 31, 2023
Risks and Uncertainties [Abstract]
Concentration of credit risks

Note 5.      Concentration of credit risks

Financial instruments that are potentially subject to credit risk consist primarily of cash and cash equivalents and trade accounts receivable. Our cash is held with large financial institutions. Management believes that the financial institutions that hold our investments are financially sound and accordingly, are subject to minimal credit risk. Deposits held with banks may exceed the amount of insurance provided on such deposits.

The Group sells to large, international customers and, as a result, may maintain individually significant trade accounts receivable balances with such customers during the year. We generally do not require collateral on trade accounts receivable. Summarized below are the clients whose revenue were 10% or higher than the respective total consolidated net sales for fiscal years 2023, 2022 or 2021, and the clients whose trade accounts receivable balances were 10% or higher than the respective total consolidated trade accounts receivable balance for fiscal years 2023 and 2022:

	Revenue concentration (% of total net sales)			Receivables concentration (% of total accounts receivable)
	12 months ended December 31,			As at December 31,
	2023	2022	2021	2023	2022
IoT operating segment
Multinational electronics contract manufacturing company	15%	14%	10%	14%	30%
International equipment and software manufacturer	6%	5%	8%	18%	11%
International digital identity & security provider	12%	9%	0%	0%	6%
International software services provider	8%	6%	5%	13%	4%
International telecommunication company	5%	3%	2%	12%	2%
Multinational telecommunication & hardware manufacturing company	4%	5%	5%	11%	7%